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                                                                      Exhibit 11


                       CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Julius Baer Investment Funds

We consent to the use of our report dated December 11, 1998, incorporated herein by reference and to the reference to our firm under the caption "INDEPENDENT AUDITORS" in the statement of additional information.

                                     /s/ KPMG Peat Marwick LLP

                                     KPMG Peat Marwick LLP

Boston, Massachusetts
February 26, 1999